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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 18, 2008
                 Date of Earliest Event Reported: April 14, 2008



                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


         1-11476                                        95-3977501
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(Commission File Number)                   (I.R.S.  Employer Identification No.)


 13500 Evening Creek Drive, Suite 440, San Diego, California           92128
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         (Address of Principal Executive Offices)                   (Zip Code)


                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 14, 2008, World Waste Technologies, Inc. (the "Company") entered into a Management Services Agreement (the "Agreement") with ReEnergy Advisory Group LLC, ("ReEnergy"), a New York-based consulting firm founded in late 2007 to provide expertise to parties with an interest in the renewable energy, solid waste and waste-to-energy sectors. Pursuant to the Agreement, ReEnergy has agreed to be responsible for implementing all activities relating to the Company's biomass renewable energy business. The Agreement obligates the Company to pay ReEnergy a monthly retainer of $35,000 to be applied against fees charged by ReEnergy's principals during each month (subject to a total monthly fee cap of $60,000). The Agreement, which can be terminated by either party on 10 days' written notice to the other party, will expire on May 31, 2008, unless the parties mutually agree to extend the term. The foregoing summary is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

         A copy of the Company's press release announcing the matters set forth above is furnished as Exhibit 99.1 hereto.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are being filed as part of this Report:

         EXHIBIT
         NUMBER   DESCRIPTION
         -------  --------------------------------------------------------------
         10.1     Management Services Agreement, dated as of April 14, 2008, between World Waste Technologies, Inc. and ReEnergy Advisory
                  Group LLC.

         99.1     Press Release dated April 15, 2008 by World Waste
                  Technologies, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  April 18, 2008                           WORLD WASTE TECHNOLOGIES, INC.


                                                By: /s/ JOHN PIMENTEL
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                                                      John Pimentel
                                                      CHIEF EXECUTIVE OFFICER